Exhibit 99.2

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Year Ended December 31, 2016
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
(In thousands, except per share amounts)	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards
NET REVENUES	$85,326	$88,036	$97,169	$97,571	$103,790	$101,625	$101,108	$102,436
COST OF REVENUES	42,379	43,548	49,532	49,786	52,597	51,783	51,724	52,360
GROSS PROFIT	42,947	44,488	47,637	47,785	51,193	49,842	49,384	50,076

OPERATING EXPENSES:
Research and development	14,779	14,779	15,859	15,859	15,906	15,906	15,766	15,766
Sales and marketing	10,740	10,740	11,407	11,407	11,447	11,447	11,941	11,941
General and administrative	7,850	7,850	8,133	8,133	8,789	8,789	8,257	8,257
Amortization of acquisition-related intangible assets	666	666	611	611	582	582	584	584
Total operating expenses	34,035	34,035	36,010	36,010	36,724	36,724	36,548	36,548
INCOME FROM OPERATIONS	8,912	10,453	11,627	11,775	14,469	13,118	12,836	13,528
OTHER INCOME	261	261	236	236	282	282	299	299
INCOME BEFORE INCOME TAXES	9,173	10,714	11,863	12,011	14,751	13,400	13,135	13,827
PROVISION FOR (BENEFIT FROM) INCOME TAXES	330	335	598	604	586	591	(482)	(476)
NET INCOME	$8,843	$10,379	$11,265	$11,407	$14,165	$12,809	$13,617	$14,303

EARNINGS PER SHARE:
Basic	$0.31	$0.36	$0.39	$0.40	$0.49	$0.44	$0.47	$0.49
Diluted	$0.30	$0.35	$0.38	$0.39	$0.48	$0.43	$0.46	$0.48

SHARES USED IN PER SHARE CALCULATION:
Basic	28,679	28,679	28,850	28,850	28,972	28,972	29,196	29,196
Diluted	29,244	29,244	29,422	29,422	29,625	29,625	29,914	29,914

SUPPLEMENTAL INFORMATION:

REVENUE MIX BY END MARKET
Communications	23%	23%	27%	26%	28%	28%	30%	29%
Computer	6%	6%	6%	6%	5%	5%	6%	6%
Consumer	39%	38%	35%	36%	37%	36%	35%	37%
Industrial	32%	33%	32%	32%	30%	31%	29%	28%

Stock-based compensation expenses included in:
Cost of revenues	$90	$90	$293	$293	$348	$348	$417	$417
Research and development	1,469	1,469	1,940	1,940	1,934	1,934	1,966	1,966
Sales and marketing	1,027	1,027	899	899	1,303	1,303	1,260	1,260
General and administrative	1,830	1,830	1,880	1,880	2,204	2,204	2,025	2,025
Total stock-based compensation expense	$4,416	$4,416	$5,012	$5,012	$5,789	$5,789	$5,668	$5,668

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$961	$961	$946	$946	$939	$939	$939	$939

Operating expenses includes:
Patent-litigation expenses	$1,159	$1,159	$1,658	$1,658	$1,894	$1,894	$2,150	$2,150

Other income includes:
Amortization of in-place lease intangible assets	$90	$90	$90	$90	$90	$90	$90	$90

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Year Ended December 31, 2015
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
(In thousands, except per share amounts)	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards
NET REVENUES	$82,557	$86,600	$85,265	$84,366	$88,878	$88,058	$87,289	$85,585
COST OF REVENUES	40,265	42,815	41,247	40,582	44,717	44,391	44,373	43,521
GROSS PROFIT	42,292	43,785	44,018	43,784	44,161	43,667	42,916	42,064

OPERATING EXPENSES:
Research and development	14,573	14,573	14,683	14,683	13,888	13,888	13,856	13,856
Sales and marketing	11,307	11,307	11,567	11,567	10,463	10,463	10,449	10,449
General and administrative	7,983	7,983	7,480	7,480	7,361	7,361	6,896	6,896
Amortization of acquisition-related intangible assets	750	750	693	693	666	666	666	666
Other operating expense*	722	722	391	391	—	—	—	—
Total operating expenses	35,335	35,335	34,814	34,814	32,378	32,378	31,867	31,867
INCOME FROM OPERATIONS	6,957	8,450	9,204	8,970	11,783	11,289	11,049	10,197
OTHER INCOME (EXPENSE)	(223)	(223)	14	14	428	428	206	206
INCOME BEFORE INCOME TAXES	6,734	8,227	9,218	8,984	12,211	11,717	11,255	10,403
PROVISION FOR (BENEFIT FROM) INCOME TAXES	391	368	628	605	698	675	(1,446)	(1,469)
NET INCOME	$6,343	$7,859	$8,590	$8,379	$11,513	$11,042	$12,701	$11,872

EARNINGS PER SHARE:
Basic	$0.22	$0.27	$0.29	$0.29	$0.40	$0.38	$0.45	$0.42
Diluted	$0.21	$0.26	$0.29	$0.28	$0.39	$0.38	$0.44	$0.41

SHARES USED IN PER SHARE CALCULATION:
Basic	29,309	29,309	29,368	29,368	28,855	28,855	28,483	28,483
Diluted	30,058	30,058	30,034	30,034	29,298	29,298	29,126	29,126

SUPPLEMENTAL INFORMATION:

REVENUE MIX BY END MARKET
Communications	21%	20%	21%	20%	26%	26%	26%	26%
Computer	8%	8%	7%	6%	7%	7%	7%	7%
Consumer	38%	39%	36%	37%	36%	35%	34%	34%
Industrial	33%	33%	36%	37%	31%	32%	33%	33%

Stock-based compensation expenses included in:
Cost of revenues	$249	$249	$257	$257	$219	$219	$208	$208
Research and development	1,391	1,391	1,306	1,306	1,277	1,277	1,281	1,281
Sales and marketing	1,012	1,012	878	878	877	877	877	877
General and administrative	1,739	1,739	1,309	1,309	988	988	899	899
Total stock-based compensation expense	$4,391	$4,391	$3,750	$3,750	$3,361	$3,361	$3,265	$3,265

Cost of revenues includes:
Amortization of write-up of acquired inventory	$309	$309	$—	$—	$—	$—	$—	$—
Amortization of acquisition-related intangible assets	$961	$961	$961	$961	$961	$961	$961	$961

Operating expenses includes:
Patent-litigation expenses	$1,457	$1,457	$1,501	$1,501	$1,500	$1,500	$1,517	$1,517

Other income (expense) includes:
Amortization of in-place lease intangible assets	$—	$—	$—	$—	$30	$30	$90	$90
* Other operating expense consists of acquisition expenses and related transition costs

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(Unaudited)

	Year Ended December 31, 2016
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
(In thousands, except per share amounts)	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards
RECONCILIATION OF GROSS PROFIT MARGIN
GAAP gross profit	$42,947	$44,488	$47,637	$47,785	$51,193	$49,842	$49,384	$50,076
GAAP gross profit margin	50.3%	50.5%	49.0%	49.0%	49.3%	49.0%	48.8%	48.9%

Stock-based compensation expense included in cost of revenues	90	90	293	293	348	348	417	417
Amortization of acquisition-related intangible assets	961	961	946	946	939	939	939	939

Non-GAAP gross profit	$43,998	$45,539	$48,876	$49,024	$52,480	$51,129	$50,740	$51,432
Non-GAAP gross profit margin	51.6%	51.7%	50.3%	50.2%	50.6%	50.3%	50.2%	50.2%

RECONCILIATION OF INCOME FROM OPERATIONS
GAAP income from operations	$8,912	$10,453	$11,627	$11,775	$14,469	$13,118	$12,836	$13,528
GAAP operating margin	10.4%	11.9%	12.0%	12.1%	13.9%	12.9%	12.7%	13.2%

Less: Stock-based compensation expenses included in:
Cost of revenues	90	90	293	293	348	348	417	417
Research and development	1,469	1,469	1,940	1,940	1,934	1,934	1,966	1,966
Sales and marketing	1,027	1,027	899	899	1,303	1,303	1,260	1,260
General and administrative	1,830	1,830	1,880	1,880	2,204	2,204	2,025	2,025
Total	4,416	4,416	5,012	5,012	5,789	5,789	5,668	5,668

Amortization of acquisition-related intangible assets	1,627	1,627	1,557	1,557	1,521	1,521	1,523	1,523

Non-GAAP income from operations	$14,955	$16,496	$18,196	$18,344	$21,779	$20,428	$20,027	$20,719
Non-GAAP operating margin	17.5%	18.7%	18.7%	18.8%	21.0%	20.1%	19.8%	20.2%

RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
GAAP net income	$8,843	$10,379	$11,265	$11,407	$14,165	$12,809	$13,617	$14,303

Adjustments to GAAP net income
Total stock-based compensation	4,416	4,416	5,012	5,012	5,789	5,789	5,668	5,668
Amortization of acquisition-related intangible assets	1,627	1,627	1,557	1,557	1,521	1,521	1,523	1,523
Amortization of in-place lease intangible assets	90	90	90	90	90	90	90	90
Tax effect of items excluded from non-GAAP results	(301)	(301)	(225)	(225)	(328)	(328)	(724)	(724)

Non-GAAP net income	$14,675	$16,211	$17,699	$17,841	$21,237	$19,881	$20,174	$20,860

Average shares outstanding for calculation of non-GAAP income per share (diluted)	29,244	29,244	29,422	29,422	29,625	29,625	29,914	29,914

Non-GAAP income per share (diluted)	$0.50	$0.55	$0.60	$0.61	$0.72	$0.67	$0.67	$0.70

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(Unaudited)

	Year Ended December 31, 2015
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
(In thousands, except per share amounts)	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards
RECONCILIATION OF GROSS PROFIT MARGIN
GAAP gross profit	$42,292	$43,785	$44,018	$43,784	$44,161	$43,667	$42,916	$42,064
GAAP gross profit margin	51.2%	50.6%	51.6%	51.9%	49.7%	49.6%	49.2%	49.1%

Stock-based compensation expense included in cost of revenues	249	249	257	257	219	219	208	208
Amortization of write-up of acquired inventory	309	309	—	—	—	—	—	—
Amortization of acquisition-related intangible assets	961	961	961	961	961	961	961	961

Non-GAAP gross profit	$43,811	$45,304	$45,236	$45,002	$45,341	$44,847	$44,085	$43,233
Non-GAAP gross profit margin	53.1%	52.3%	53.1%	53.3%	51.0%	50.9%	50.5%	50.5%

RECONCILIATION OF INCOME FROM OPERATIONS
GAAP income from operations	$6,957	$8,450	$9,204	$8,970	$11,783	$11,289	$11,049	$10,197
GAAP operating margin	8.4%	9.8%	10.8%	10.6%	13.3%	12.8%	12.7%	11.9%

Less: Stock-based compensation expenses included in:
Cost of revenues	249	249	257	257	219	219	208	208
Research and development	1,391	1,391	1,306	1,306	1,277	1,277	1,281	1,281
Sales and marketing	1,012	1,012	878	878	877	877	877	877
General and administrative	1,739	1,739	1,309	1,309	988	988	899	899
Total	4,391	4,391	3,750	3,750	3,361	3,361	3,265	3,265

Amortization of write-up of acquired inventory	309	309	—	—	—	—	—	—
Amortization of acquisition-related intangible assets	1,711	1,711	1,654	1,654	1,627	1,627	1,627	1,627
Other operating expense*	722	722	391	391	—	—	—	—

Non-GAAP income from operations	$14,090	$15,583	$14,999	$14,765	$16,771	$16,277	$15,941	$15,089
Non-GAAP operating margin	17.1%	18.0%	17.6%	17.5%	18.9%	18.5%	18.3%	17.6%

RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
GAAP net income	$6,343	$7,859	$8,590	$8,379	$11,513	$11,042	$12,701	$11,872

Adjustments to GAAP net income
Total stock-based compensation	4,391	4,391	3,750	3,750	3,361	3,361	3,265	3,265
Amortization of write-up of acquired inventory	309	309	—	—	—	—	—	—
Amortization of acquisition-related intangible assets	1,711	1,711	1,654	1,654	1,627	1,627	1,627	1,627
Amortization of in-place lease intangible assets	—	—	—	—	30	30	90	90
Other operating expense*	722	722	391	391	—	—	—	—
Tax effect of items excluded from non-GAAP results	(521)	(521)	(197)	(197)	(310)	(310)	(796)	(796)

Non-GAAP net income	$12,955	$14,471	$14,188	$13,977	$16,221	$15,750	$16,887	$16,058

Average shares outstanding for calculation of non-GAAP income per share (diluted)	30,058	30,058	30,034	30,034	29,298	29,298	29,126	29,126

Non-GAAP income per share (diluted)	$0.43	$0.48	$0.47	$0.47	$0.55	$0.54	$0.58	$0.55
* Other operating expense consist of acquisition expenses and related transition costs

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016
(In thousands)	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$94,735	$94,735	$105,343	$105,343	$95,890	$95,890	$62,134	$62,134
Short-term marketable securities	90,419	90,419	96,891	96,891	130,673	130,673	188,323	188,323
Accounts receivable, net	11,294	9,981	14,010	13,544	14,679	12,779	6,961	6,528
Inventories	45,665	45,665	46,749	46,749	49,941	49,941	52,564	52,564
Prepaid expenses and other current assets	7,295	7,987	6,478	6,684	7,372	8,216	8,520	8,715
Total current assets	249,408	248,787	269,471	269,211	298,555	297,499	318,502	318,264

PROPERTY AND EQUIPMENT, net	97,723	97,723	95,746	95,746	94,433	94,433	95,296	95,296
INTANGIBLE ASSETS, net	36,373	36,373	34,726	34,726	33,114	33,114	31,502	31,502
GOODWILL	91,849	91,849	91,849	91,849	91,849	91,849	91,849	91,849
DEFERRED TAX ASSETS	11,779	11,105	11,342	10,663	11,064	10,379	12,032	11,342
OTHER ASSETS	5,664	5,664	6,372	6,372	6,273	6,273	6,157	6,157
Total assets	$492,796	$491,501	$509,506	$508,567	$535,288	$533,547	$555,338	$554,410

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$19,862	$19,862	$24,367	$24,367	$30,117	$30,117	$29,727	$29,727
Accrued payroll and related expenses	7,986	7,986	10,463	10,463	9,011	9,011	10,756	10,756
Taxes payable	3,326	3,326	247	247	251	251	729	729
Deferred income on sales to distributors	17,102	—	16,888	—	16,334	—	16,207	—
Other accrued liabilities	2,217	2,517	2,548	2,848	3,427	3,727	2,434	2,734
Total current liabilities	50,493	33,691	54,513	37,925	59,140	43,106	59,853	43,946

LONG-TERM LIABILITIES:
Income taxes payable	2,695	2,695	2,666	2,666	2,666	2,666	2,639	2,639
Deferred tax liabilities	1,141	1,141	1,004	1,004	1,002	1,002	820	820
Other liabilities	3,246	3,246	3,315	3,315	3,422	3,422	3,921	3,921
Total long term liabilities	7,082	7,082	6,985	6,985	7,090	7,090	7,380	7,380

STOCKHOLDERS’ EQUITY:
Common stock	28	28	28	28	28	28	28	28
Additional paid-in capital	146,655	146,655	151,806	151,806	162,820	162,820	172,875	172,875
Accumulated other comprehensive loss	(1,652)	(1,652)	(1,527)	(1,527)	(1,885)	(1,885)	(2,710)	(2,710)
Retained earnings	290,190	305,697	297,701	313,350	308,095	322,388	317,912	332,891
Total stockholders’ equity	435,221	450,728	448,008	463,657	469,058	483,351	488,105	503,084
Total liabilities and stockholders’ equity	$492,796	$491,501	$509,506	$508,567	$535,288	$533,547	$555,338	$554,410

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	March 31, 2015		June 30, 2015		September 30, 2015		December 31, 2015
(In thousands)	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$85,637	$85,637	$75,941	$75,941	$59,735	$59,735	$90,092	$90,092
Short-term marketable securities	87,560	87,560	94,944	94,944	91,222	91,222	83,769	83,769
Accounts receivable, net	12,631	11,394	13,212	12,861	11,061	9,729	7,818	7,485
Inventories	65,009	65,009	64,231	64,231	55,439	55,439	51,934	51,934
Prepaid expenses and other current assets	11,458	11,957	9,444	9,609	5,780	6,439	6,790	6,962
Total current assets	262,295	261,557	257,772	257,586	223,237	222,564	240,403	240,242

PROPERTY AND EQUIPMENT, net	94,179	94,179	92,913	92,913	102,223	102,223	99,381	99,381
INTANGIBLE ASSETS, net	42,758	42,758	41,028	41,028	39,957	39,957	38,165	38,165
GOODWILL	91,849	91,849	91,849	91,849	91,849	91,849	91,849	91,849
DEFERRED TAX ASSETS	11,304	10,566	11,063	10,349	10,722	10,031	11,843	11,174
OTHER ASSETS	4,789	4,789	4,894	4,894	5,502	5,502	5,896	5,896
Total assets	$507,174	$505,698	$499,519	$498,619	$473,490	$472,126	$487,537	$486,707

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$23,907	$23,907	$30,792	$30,792	$23,370	$23,370	$21,660	$21,660
Accrued payroll and related expenses	8,815	8,815	9,539	9,539	8,203	8,203	9,327	9,327
Taxes payable	2,930	2,930	2,237	2,237	2,022	2,022	3,620	3,620
Deferred income on sales to distributors	17,254	—	16,457	—	16,464	—	15,101	—
Other accrued liabilities	3,834	4,129	3,381	3,667	3,182	3,482	2,285	2,585
Total current liabilities	56,740	39,781	62,406	46,235	53,241	37,077	51,993	37,192

LONG-TERM LIABILITIES:
Income taxes payable	746	746	746	746	746	746	2,511	2,511
Deferred tax liabilities	6,246	6,246	6,013	6,013	5,737	5,737	1,291	1,291
Other liabilities	2,960	2,960	2,673	2,673	2,569	2,569	3,123	3,123
Total long term liabilities	9,952	9,952	9,432	9,432	9,052	9,052	6,925	6,925

STOCKHOLDERS’ EQUITY:
Common stock	29	29	29	29	28	28	28	28
Additional paid-in capital	178,816	178,816	161,089	161,089	136,422	136,422	145,366	145,366
Accumulated other comprehensive loss	(1,031)	(1,031)	(1,167)	(1,167)	(1,043)	(1,043)	(1,851)	(1,851)
Retained earnings	262,668	278,151	267,730	283,001	275,790	290,590	285,076	299,047
Total stockholders’ equity	440,482	455,965	427,681	442,952	411,197	425,997	428,619	442,590
Total liabilities and stockholders’ equity	$507,174	$505,698	$499,519	$498,619	$473,490	$472,126	$487,537	$486,707

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Year Ended December 31, 2016
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
(In thousands)	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$8,843	$10,379	$11,265	$11,407	$14,165	$12,809	$13,617	$14,303
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	4,315	4,315	4,206	4,206	4,149	4,149	4,142	4,142
Amortization of intangible assets	1,792	1,792	1,647	1,647	1,612	1,612	1,612	1,612
Loss on disposal of property and equipment	78	78	70	70	68	68	116	116
Stock-based compensation expense	4,416	4,416	5,012	5,012	5,789	5,789	5,668	5,668
Amortization of premium on marketable securities	260	260	169	169	55	55	71	71
Deferred income taxes	(86)	(81)	300	306	276	281	(1,150)	(1,144)
Increase in accounts receivable allowances	89	89	104	104	110	110	(96)	(96)
Change in operating assets and liabilities:
Accounts receivable	(3,565)	(2,585)	(2,820)	(3,667)	(779)	656	7,814	6,347
Inventories	6,269	6,269	(1,084)	(1,084)	(3,192)	(3,192)	(2,623)	(2,623)
Prepaid expenses and other assets	(868)	(1,388)	229	714	(764)	(1,402)	(1,096)	(448)
Accounts payable	(1,840)	(1,840)	4,879	4,879	5,998	5,998	(1,323)	(1,323)
Taxes payable and other accrued liabilities	(1,413)	(1,413)	(153)	(153)	(675)	(675)	1,117	1,117
Deferred income on sales to distributors	2,001	—	(214)	—	(554)	—	(127)	—
Net cash provided by operating activities	20,291	20,291	23,610	23,610	26,258	26,258	27,742	27,742

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(2,095)	(2,095)	(2,795)	(2,795)	(3,184)	(3,184)	(4,124)	(4,124)
Purchases of marketable securities	(45,227)	(45,227)	(20,984)	(20,984)	(56,187)	(56,187)	(66,256)	(66,256)
Proceeds from sales and maturities of marketable securities	38,531	38,531	14,390	14,390	22,207	22,207	8,295	8,295
Net cash used in investing activities	(8,791)	(8,791)	(9,389)	(9,389)	(37,164)	(37,164)	(62,085)	(62,085)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	2,957	2,957	491	491	5,224	5,224	4,387	4,387
Repurchase of common stock	(6,085)	(6,085)	(350)	(350)	—	—	—	—
Payments of dividends to stockholders	(3,729)	(3,729)	(3,754)	(3,754)	(3,771)	(3,771)	(3,800)	(3,800)
Net cash provided by (used in) financing activities	(6,857)	(6,857)	(3,613)	(3,613)	1,453	1,453	587	587

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,643	4,643	10,608	10,608	(9,453)	(9,453)	(33,756)	(33,756)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	90,092	90,092	94,735	94,735	105,343	105,343	95,890	95,890

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$94,735	$94,735	$105,343	$105,343	$95,890	$95,890	$62,134	$62,134

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Year Ended December 31, 2015
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
(In thousands)	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards	As Reported	Under New Standards
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$6,343	$7,859	$8,590	$8,379	$11,513	$11,042	$12,701	$11,872
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	4,032	4,032	4,035	4,035	4,168	4,168	4,229	4,229
Amortization of intangible assets	1,786	1,786	1,729	1,729	1,732	1,732	1,792	1,792
Loss on disposal of property and equipment	—	—	—	—	270	270	91	91
Stock-based compensation expense	4,391	4,391	3,750	3,750	3,361	3,361	3,265	3,265
Amortization of premium on marketable securities	286	286	265	265	258	258	254	254
Deferred income taxes	77	54	9	(14)	66	43	(5,568)	(5,591)
Increase (decrease) in accounts receivable allowances	(5)	(5)	(80)	(80)	213	213	(1)	(1)
Tax shortfall associated with employee stock plans	(189)	(189)	—	—	—	—	—	—
Change in operating assets and liabilities:
Accounts receivable	(550)	367	(500)	(1,387)	1,938	2,919	3,243	2,245
Inventories	424	424	779	779	8,792	8,792	3,505	3,505
Prepaid expenses and other assets	(227)	(602)	2,077	2,411	2,428	1,933	(887)	(400)
Accounts payable	349	349	5,954	5,954	(8,338)	(8,338)	35	35
Taxes payable and other accrued liabilities	(1,076)	(1,080)	(751)	(760)	(1,752)	(1,738)	3,503	3,503
Deferred income on sales to distributors	2,031	—	(796)	—	6	—	(1,363)	—
Net cash provided by operating activities	17,672	17,672	25,061	25,061	24,655	24,655	24,799	24,799

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(3,322)	(3,322)	(1,822)	(1,822)	(2,475)	(2,475)	(3,740)	(3,740)
Payment for purchase of building	—	—	—	—	(10,389)	(10,389)	—	—
Payment for acquisition, net of cash acquired	(15,365)	(15,365)	(184)	(184)	—	—	—	—
Purchases of marketable securities	—	—	(9,993)	(9,993)	(4,940)	(4,940)	(14,815)	(14,815)
Proceeds from sales and maturities of marketable securities	26,785	26,785	2,250	2,250	8,424	8,424	21,850	21,850
Net cash provided by (used in) investing activities	8,098	8,098	(9,749)	(9,749)	(9,380)	(9,380)	3,295	3,295

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	3,519	3,519	856	856	2,527	2,527	5,678	5,678
Repurchase of common stock	(841)	(841)	(22,335)	(22,335)	(30,555)	(30,555)	—	—
Payments of dividends to stockholders	(3,519)	(3,519)	(3,529)	(3,529)	(3,453)	(3,453)	(3,415)	(3,415)
Net cash provided by (used in) financing activities	(841)	(841)	(25,008)	(25,008)	(31,481)	(31,481)	2,263	2,263

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	24,929	24,929	(9,696)	(9,696)	(16,206)	(16,206)	30,357	30,357

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	60,708	60,708	85,637	85,637	75,941	75,941	59,735	59,735

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$85,637	$85,637	$75,941	$75,941	$59,735	$59,735	$90,092	$90,092